Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Global Gold Corporation (the "Company") on Form 10-KSB for the year December 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Drury J. Gallagher, the Chairman, Chief Executive Officer and Treasurer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 28, 2006                     /s/ Drury J. Gallagher
                                         Drury J. Gallagher
                                         Chairman, Chief Executive Officer
                                         and Treasurer